Exhibit 10.10

Execution Version

Amendment No. 1 to Credit Agreement

This Amendment No. 1 to Credit Agreement, dated as of November 22, 2024 (this “Amendment”) is made among WASTE MANAGEMENT, INC., a Delaware corporation (the “Company”), WASTE MANAGEMENT OF CANADA CORPORATION, a Nova Scotia unlimited company (“WMOCC”), and WM QUEBEC INC., a corporation incorporated under the laws of Canada (“WMQ”, and together with WMOCC, the “Canadian Borrowers”, and the Canadian Borrowers together with the Company, the “Borrowers”, and each, individually, a “Borrower”), WASTE MANAGEMENT HOLDINGS, INC., a wholly-owned Subsidiary of the Company (the “Guarantor”), BANK OF AMERICA, N.A., in its capacity as administrative agent for the Banks (in such capacity, the “Administrative Agent”), and the Banks party hereto.  Capitalized terms used but not otherwise defined herein have the respective meanings ascribed to them in the Credit Agreement described below.

RECITALS:

A.The Borrowers, the Guarantor, the Administrative Agent and the Banks have entered into that certain Seventh Amended and Restated Revolving Credit Agreement dated as of May 8, 2024 (as amended, restated, supplemented or otherwise modified prior to the date hereof immediately prior to the effectiveness of this Amendment, the “Existing Credit Agreement”; the Existing Credit Agreement as amended by this Amendment, the “Credit Agreement”), pursuant to which the Banks have made available to the Borrowers a revolving credit facility with a swing line sublimit and a letter of credit sublimit;

B.The Borrowers have advised the Administrative Agent and the Banks that they desire to amend certain provisions of the Existing Credit Agreement, and the Administrative Agent and the Majority Banks are willing to effect such amendment on the terms and conditions contained in this Amendment.

In consideration of the premises and further valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.Amendments to the Existing Credit Agreement.  Subject to and in accordance with the terms and conditions set forth herein and in reliance upon the representations and warranties set forth herein, the parties hereto hereby agree that as of the date hereof, the Existing Credit Agreement is hereby amended as follows:
(a)	§1.1 of the Existing Credit Agreement is hereby amended by adding the following new definition in appropriate alphabetical order to read in its entirety as follows:

“‘Permitted Designated Lease Finance Transaction’ means any financing transaction or series of financing transactions whereby a Borrower or any Subsidiary owns or acquires any assets or group of assets, including real property, and then or thereafter leases such assets or property, or any interest therein, to any third-party financing entity and then or thereafter acquires a leasehold or similar interest in such assets or property or any interest therein, including any right to acquire ownership of such assets or property during the term of or upon the expiration of such leasehold or similar interest.”

(b)	§8.4(b) of the Existing Credit Agreement is hereby amended to add a new clause (v) thereto immediately succeeding clause (iv) thereof to read in its entirety as set forth below:

“(v)pursuant to a Permitted Designated Lease Finance Transaction.”

As conforming changes for the amendment set forth in this clause (b), the “or” at the end of clause (iii) of such §8.4(b) is deleted, and the period at the end of clause (iv) of such §8.4(b) is deleted and is replaced by “, or”.

2.Conditions Precedent to Amendment.  The effectiveness of this Amendment is subject to (a) the accuracy of the representations and warranties set forth in Section 3 below on the date hereof, (b) the Administrative Agent’s receipt of counterparts of this Amendment, duly executed and delivered by the Borrowers, the Guarantor, the Administrative Agent and the Majority Banks, and (c) unless waived by the Administrative Agent, the payment of all fees and expenses of the Administrative Agent and the Banks (including the reasonable fees and expenses of counsel to the Administrative Agent to the extent invoiced prior to the date hereof) in connection with this Amendment.
3.Representations and Warranties.  In order to induce the Administrative Agent and the Banks to enter into this Amendment, each Borrower and the Guarantor represents and warrants to the Administrative Agent and the Banks as follows:
(a)	The representations and warranties of such Borrower and the Guarantor (as applicable) contained in §6 of the Credit Agreement and in the other Loan Documents are true and correct in all material respects (except, if a qualifier relating to materiality, Material Adverse Effect or a similar concept applies, such representation or warranty is true and correct in all respects) on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (except, if a qualifier relating to materiality, Material Adverse Effect or a similar concept applies, such representation or warranty is true and correct in all respects) as of such earlier date.
(b)	This Amendment has been duly authorized, executed and delivered by, and constitutes a legal, valid and binding obligation of, such Borrower and the Guarantor, except as may be limited by general principles of equity or by the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally.
(c)	No Default or Event of Default has occurred and is continuing as of the date hereof or would result after giving effect to this Amendment and the transactions contemplated hereby.
4.Entire Agreement.  This Amendment, together with the Loan Documents (collectively, the “Relevant Documents”), sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relating to such subject matter.  No promise, condition, representation or warranty, express or implied, not set forth in the Relevant Documents shall bind any party hereto, and no such party has relied on any such promise, condition, representation or warranty.  Each of the parties hereto acknowledges that, except as otherwise expressly stated in the Relevant Documents, no representations, warranties or commitments, express or implied, have been made by any party to the other in relation to the subject matter hereof or thereof.  None of the terms or conditions of this Amendment may be changed, modified, waived or canceled orally or otherwise, except in writing and in accordance with §24 and §15.9 of the Credit Agreement.
5.Full Force and Effect of Amendment.  Except as hereby specifically amended, modified or supplemented, the Credit Agreement and all other Loan Documents are hereby confirmed and ratified in all respects and shall be and remain in full force and effect according to their respective terms.  The execution, delivery and performance of this Amendment shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Bank under the Credit Agreement or any of the other Loan Documents.
6.Counterparts.  This Amendment may be executed in any number of counterparts, each of which shall be deemed an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument.  Delivery of an executed counterpart of a signature page of this Amendment by telecopy, facsimile or other electronic transmission (including .PDF) shall be effective as delivery of a manually executed counterpart of this Amendment.
7.Governing Law; Jurisdiction, Etc..  This AMENDMENT shall be governed by, and construed in accordance with, the laws of the State of New York, and shall further be subject to the provisions of §25 and §26 of the Credit Agreement.
8.References.  This Amendment shall constitute a Loan Document and all references in any of the other Loan Documents to the “Credit Agreement” shall mean the Credit Agreement, as amended hereby.
9.Successors and Assigns.  This Amendment shall be binding upon and inure to the benefit of the Borrowers, the Administrative Agent, the Banks and their respective successors and assignees to the extent such assignees are permitted assignees as provided in §20 of the Credit Agreement.
10.Severability.  The provisions of this Amendment are severable and if any one clause or provision hereof shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction, and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision of this Amendment in any jurisdiction.

[Remainder of page intentionally left blank; signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be made, executed and delivered by their duly authorized officers as of the day and year first above written.

BORROWERS AND GUARANTOR:

WASTE MANAGEMENT, INC.

By: /s/ Leslie K. Nagy

Name: Leslie K. Nagy

Title: Vice President & Treasurer

Waste Management of Canada Corporation

By: /s/ Leslie K. Nagy

Name: Leslie K. Nagy

Title: Vice President & Treasurer

WM Quebec INC.

By: /s/ Leslie K. Nagy

Name: Leslie K. Nagy

Title: Vice President & Treasurer

WASTE MANAGEMENT HOLDINGS, INC.

By: /s/ Leslie K. Nagy

Name: Leslie K. Nagy

Title: Vice President & Treasurer

ADMINISTRATIVE AGENT:

BANK OF AMERICA, N.A., as
Administrative Agent

By: /s/ Michael Contreras

Name: Michael Contreras

Title: Director

THE BANKS:

BANK OF AMERICA, N.A., as a Bank, Swing Line Bank and an Issuing Bank

By: /s/ Michael Contreras

Name: Michael Contreras

Title: Director

BANK OF AMERICA, N.A., acting through its Canada Branch, as a Bank

By: /s/ Medina Sales de Andrade

Name: Medina Sales de Andrade

Title: Vice President

BARCLAYS BANK PLC, as a Bank and an Issuing Bank

By: /s/ Charlene Saldanha__________________

Name:  Charlene Saldanha

Title: Vice President

`

MIZUHO BANK, LTD., as a Bank and an Issuing Bank

By:   /s/ Donna DeMagistris_________________

Name:  Donna DeMagistris

Title: Managing Director

BANK OF CHINA, NEW YORK BRANCH, as a Bank

By:  /s/ Raymond Qiao ___________________

Name:  Raymond Qiao

Title: Executive Vice President

BNP PARIBAS, as a Bank

By: /s/ Michael Lefkowitz__________________

Name:  Michael Lefkowitz

Title: Director

By:  /s/ Matthew Beauvais__________________

Name:  Matthew Beauvais

Title: Vice President

DEUTSCHE BANK AG NEW YORK BRANCH, as a Bank

By:   /s/ Marko Lukin______________________

Name:  Marko Lukin

Title: Vice-President

By:   /s/ Alison Lugo_______________________

Name:  Alison Lugo

Title: Vice-President

GOLDMAN SACHS BANK USA, as a Bank

By:   s/ Priyankush Goswami________________

Name:  Priyankush Goswami

Title:  Authorized Signatory

MUFG BANK, LTD., as a Bank

By:  /s/ Cameron Farrell____________________

Name:  Cameron Farrell

Title:  Vice President

PNC BANK, NATIONAL ASSOCIATION, as a Bank and an Issuing Bank

By:   /s/ Michael Cuccia____________________

Name:  Michael Cuccia

Title:    Senior Vice President

PNC BANK CANADA BRANCH, as a Bank

By:   /s/ Cameron Ruff_____________________

Name:  Cameron Ruff

Title:    SVP, PNC Bank Canada Branch

ROYAL BANK OF CANADA, as a Bank

By:  /s/ Raja Khanna_______________________

Name:  Raja Khanna

Title:    Authorized Signatory

SUMITOMO MITSUI BANKING CORPORATION, as a Bank

By:   /s/ Rosa Pritsch_______________________

Name:  Rosa Pritsch

Title:    Director

TRUIST BANK, as a Bank

By:  /s/ William R. Rutkowski_______________

Name:  William R. Rutkowski

Title:    Director

U.S. BANK NATIONAL ASSOCIATION, as a Bank

By:   /s/ Kara P. Van Duzee_________________

Name:  Kara P. Van Duzee

Title:   Senior Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Bank and an Issuing Bank

By:  /s/ Steven Chen_______________________

Name:  Steven Chen

Title:    Vice President

AGRICULTURAL BANK OF CHINA, NEW YORK

BRANCH, as a Bank

By:  /s/ Nelson Chou______________________

Name: Nelson Chou

Title: SVP & Head of Corporate Banking Department

FARM CREDIT CANADA, as a Bank

By: /s/ Sally Brett_________________________

Name:  Sally Brett

Title: Sr. Relationship Mgmt Assoc.